ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
as Assignee

AMERICAN HOME MORTGAGE SERVICING, INC.,
as Servicer

and

AMERICAN HOME MORTGAGE CORP.
as Seller

and as acknowledged by

WELLS FARGO BANK, N.A.,

as Master Servicer

Dated as of

January 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of January, 2006 (this “Assignment Agreement”), is among AMERICAN HOME MORTGAGE SERVICING, INC., as seller (the “Seller”), AMERICAN HOME MORTGAGE CORP. as servicer (the “Servicer”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), not in its individual capacity but solely as trustee on behalf of GSR Mortgage Loan Trust 2006-AR1 (the “Assignee” or the “Trustee”), and GS MORTGAGE SECURITIES CORP., as assignor (the “Assignor” or the “Depositor”) and is acknowledged by Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”), as purchaser, the Servicer and the Seller have entered into that certain Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005 (the “Sale Agreement”), pursuant to which the Seller sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Assignment and Conveyance Agreement dated December 14, 2005;

WHEREAS, GSMC, the Assignor, the Servicer and the Seller have entered into an Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 (the “GSMC Assignment Agreement”), pursuant to which GSMC assigned its right title and interest in and to such mortgage loans and the Sale Agreement to the Assignor;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the “Trust Agreement”), among the Assignor, as Depositor, the Assignee, as Trustee, JPMorgan Chase Bank, National Association, as a custodian, Wells Fargo, as securities administrator, Master Servicer and a custodian, and Deutsche Bank National Trust Company, as a custodian (the “DB Custodian”), the Assignee will transfer the Mortgage Loans to the Trustee on behalf of the Trust, together with the Assignee’s rights in the Sale Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the GSMC Assignment Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Sale Agreement, to the extent relating to the Mortgage Loans from and after January 30, 2006; the Seller and the Servicer hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations arising under the Sale Agreement from and after January 30, 2006, to the extent relating to the Mortgage Loans; provided, however, that the Assignor shall not be released from any obligations in connection with the events occurring with respect to the Mortgage Loans prior to January 30, 2006.  Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made in Sections 7.01 and 7.02 of the Sale Agreement, and the Assignee is not undertaking any such liability hereunder.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans.

(c)

The Seller, the Servicer and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d)

Each of the Assignor, the Servicer and the Seller shall be responsible for its own expenses in connection with negotiating reconstitution documents, including, but not limited to, reconstituted servicing agreements and assignment, assumption and recognition agreements, and reviewing any applicable disclosure documents.

2.

Accuracy of Sale Agreement.

The Seller, the Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale Agreement, (ii) the Sale Agreement is in full force and effect as of the date hereof, (iii) other than as set forth herein, the Sale Agreement has not been amended or modified in any respect with respect to the Mortgage Loans and (iv) no notice of termination has been given to the Servicer under the Sale Agreement.  The Seller, in its capacity as seller under the Sale Agreement, represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02(A) of the Sale Agreement with respect to the Mortgage Loans and the Seller, respectively, are true and correct as of January 30, 2006.  The Servicer, in its capacity as servicer under the Sale Agreement, represents and warrants that the representations and warranties contained in Section 7.02(B) of the Sale Agreement with respect to the Servicer are true and correct as of January 30, 2006.

3.

Recognition of Assignee.

(a)

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the purchaser of the Mortgage Loans and, notwithstanding anything herein or in the Sale Agreement to the contrary, shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Sale Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, the Seller, the Servicer and the Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer and the Assignee and their successors and assigns.

(b)

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Sale Agreement) will be subject to the supervision of the Master Servicer (except that the Master Servicer shall not be responsible for supervising the servicing of defaulted Mortgage Loans and REO Properties) and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original “Purchaser” under the Sale Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement.  Such rights that the Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Sale Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)

All reports and other data required to be delivered by the Servicer to the “Purchaser” under the Sale Agreement shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 10 hereof.  All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Sale Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

WELLS FARGO BANK, NA

ABA# 121000248

FOR CREDIT TO: SAS CLEARING

ACCT: 3970771416

REFERENCE: GSR 2006-AR1 Acct #50891600

Notwithstanding anything to the contrary in the Sale Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 7 and Exhibit 8 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer) and (c) information regarding the realized losses and gains in the format set forth in Exhibit 5 and Exhibit 6 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

4.

Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants as follows:

(a)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale Agreement.

(b)

Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

(b)

Enforceability.  this Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Procedures.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released any Mortgaged Property from the lien of the related Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the FHA, VA or RHS, as applicable, to the extent such approval was required.

(h)

Compliance with Applicable Laws.  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i)

HOEPA.  No Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local laws.

(j)

No High Cost or Covered Loans.  No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E in effect on January 1, 2006) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 5(i) the following definitions shall apply:

Covered Loan:  A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan:  A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary:  The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

High Cost Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary.  For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

(k)

Illinois Interest Act.  No Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.).

(l)

Bring Down.  With respect to the Sale Agreement, nothing has occurred or failed to occur from and after the closing date set forth in the Sale Agreement to January 30, 2006, that would cause any of the representations and warranties relating to the applicable Mortgage Loans set forth in Section 7.01 of the Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the DB Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor, the Master Servicer or the Trustee of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 6 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 45 days of the discovery date of such defect.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.

Amendment of the Sale Agreement.

In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Sale Agreement, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(i)

Section 1 of the Sale Agreement shall be modified by deleting the following definitions in their entirety and replacing them as set forth herein:

“Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule.”

(ii)

Subsection 34.04 of the Sale Agreement shall be modified by replacing “March 10” with “March 1”.

(iii)

Subsection 34.05(a) of the Sale Agreement shall be modified by replacing “March 10” with “March 1”.

For the avoidance of doubt, the Sale Agreement is not hereby amended with respect to any other mortgage loans serviced thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

8.

Continuing Effect.

Except as contemplated hereby, the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

9.

Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY.

10.

Notices.

Any notices or other communications permitted or required hereunder or under the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)

in the case of the Servicer,

American Home Mortgage Servicing, Inc.

4600 Regent Blvd, Suite 200

Irving, TX 75063

Attention:  David Friedman, Executive Vice President

E-mail:  david.friedman@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York  11747

Attention:  Alan B. Horn, General Counsel

Facsimile:  (800) 209-7276

E-mail:  alan.horn@americanhm.com

or such address as may hereafter be furnished by the Servicer;

(b)

in the case of the Seller,

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York  11747

Attention:  Robert F. Johnson, Jr.

Facsimile:  (866) 822-3246

E-Mail:  bob.johnson@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York  11747

Attention:  Alan B. Horn, General Counsel

Facsimile:  (800) 209-7276

E-mail:  alan.horn@americanhm.com

or such address as may hereafter be furnished by the Seller;

(c)

in the case of the Assignee,

U.S. Bank National Association, as Trustee
One Federal Street, Third Floor

Boston, Massachusetts 02110
Attention: Structured Finance Department - GSR 2006-AR1

Telephone: (617) 603-6406

Facsimile:  (503) 258-5962

or such other address as may hereafter be furnished by the Assignee,

(d)

in the case of the Depositor,

GS Mortgage Securities Corp.

100 Second Avenue South, Suite 200 North

St. Petersburg, Florida 33701

Attention:  Richard Lewellen

Tel:  (727) 825-3800

Fax:  (727) 825-3819

With a copy to:

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Attention:  William Moliski

Telephone:  (212) 902-4668

Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Depositor, and

(e)

in the case of the Master Servicer,

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland  21046

Attention: Corporate Trust Group (GSR 2006-AR1)

In the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland  21045

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

or such other address as may hereafter be furnished by the Master Servicer.

11.

Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.

Definitions.

Any capitalized term used but not defined in this Assignment Agreement shall have the meaning assigned thereto in the Sale Agreement, or if not defined therein, as defined in the Trust Agreement.

13.

Trustee Capacity.

It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee:  (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (ii) under no circumstances shall U.S. Bank in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

14.

Confidentiality

Notwithstanding anything to the contrary contained in this Assignment Agreement, the Seller hereby agrees that the Depositor and its designees may file copies of the this Assignment Agreement with the Securities and Exchange Commission in accordance with Item 1108(c) of Regulation AB and the Seller hereby irrevocably waives compliance by the Purchaser with the provisions of Section 29 of the Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005 for the purposes thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:  /s/ James H. Brynes

Name:  James H. Brynes

Title:  Vice President

DEPOSITOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Greg A. Finck

Name:  Greg A. Finck

Title:  Managing Director

SERVICER:

AMERICAN HOME MORTGAGE SERVICING, INC.

By: /s/ Alan B. Horn

Name:  Alan B. Horn

Title:  Executive Vice President

SELLER:

AMERICAN HOME MORTGAGE CORP.

By: /s/ Alan B. Horn

Name:  Alan B. Horn

Title:  Executive Vice President

Acknowledged by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By: /s/ Michael Pinzon

Name:

Michael Pinzon

Title:  Assistant Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Sale Agreement

EXHIBIT 3

[Reserved]

EXHIBIT 4

[Reserved]

EXHIBIT 5

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

EXHIBIT 6

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 7

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT 8

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Standard File Codes – Delinquency Reporting Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Standard File Codes – Delinquency Reporting Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy